Equity Securities Measurement Alternative Cumulative Gains (Losses) (Details) - Nonmarketable equity securities [Member] - Measurement alternative [Member] - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Measurement Alternative Cumulative Gains (Losses)
Gross unrealized gains from observable price changes	$ 7,614	$ 7,141	$ 6,278
Gross unrealized losses from observable price changes	(44)	(14)	(3)
Impairment write-downs	$ (3,772)	$ (2,896)	$ (821)